EXHIBIT 99.4
                                                                    ------------

                          ADDITIONAL ISSUANCE AGREEMENT

         This Amendment Agreement ("Amendment"), dated February 1, 2006, is made
(i) that certain Securities Purchase Agreement ("Purchase Agreement") dated as of December 28, 2005 by and between CDKNET.COM, Inc. (the "Company") and Bushido Capital Master Fund, LP ("Bushido" or "Purchaser") for the purchase of the Company's 6% Secured Convertible Debenture (the "Debenture") and the Common Stock Purchase Warrants issued to Bushido in connection therewith (the "Warrant"). CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Issuance of Additional Debentures and Warrants; Payoff and Waiver.

                  (a) Issuance. The Company hereby agrees to issue against payment to Bushido (a) a debenture of the Company with a principal amount of $375,884.38 which debenture shall be in the form of, and on the same terms and conditions as, the Debentures (the "New Debenture"), (b) a warrant to purchase up to 176,887 shares of Common Stock, which warrant shall be in the form of, and on the same terms and conditions as, the Long Term Warrants, and (c) a warrant to purchase up to 176,887 shares of Common Stock, which warrant shall be in the form of, and on the same terms and conditions as, the Short Term Warrants of the Company (the warrants issued in clauses (b) and (c) collectively referred to as the "New Warrants"). The total purchase price for the purchase of the New Debenture and the New Warrants is $375,884.38 (the "New Subscription Amount"). Within 3 Trading Days of the date hereof, the Company shall deliver the New Debentures, New Warrants and opinion of counsel required pursuant to Section 5 to Bushido and Bushido shall wire the New Subscription Amount to the wire instructions attached hereto as Annex A.

                  (b) Payoff and Waiver. All of the New Subscription Amount shall be used to payoff existing Indebtedness as set forth on Annex B attached hereto which, along with the required conversions referenced therein, shall result in the payment in full of such Indebtedness. Upon payoff of the Indebtedness set forth on Annex B attached hereto, the Indebtedness required to be paid off pursuant to Section 8(a)(xii) of the Debenture as set forth on
Schedule 3.1(g) of the Purchase Agreement under the heading "Indebtedness to be converted into common Stock on or prior to January 15, 2006 at or above $0.67 per share (subject to adjustment for reverse and forward stock splits and the like)" that has not been paid off or converted is as set forth on Annex C attached hereto and, subject to the Company's representation that all such Indebtedness is paid off in full and binding pay-off letters and releases have been obtained to evidence such pay-offs, Bushido and the other Purchasers waive any past, present or future default arising from the failure to convert the debt by reason of Section 8(a)(xii) of the Debenture, which is hereby deleted.

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         2. Documents. The rights and obligations of Bushido and of the Company with respect to the New Debenture, the New Warrants and the shares of Common Stock issuable under the New Debentures and New Warrants (the "Additional Underlying Shares") shall be identical in all respects to the rights and obligations of Bushido and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued and issuable pursuant to the Purchase Agreement. Any rights of Bushido or covenants of the Company which are dependant on Bushido holding securities of the Company or which are determined in magnitude by Bushido's purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended so that the term "Debentures" includes the New Debenture issued hereunder and "Underlying Shares" includes the Additional Underlying Shares. Additionally, the Registration Rights Agreement entered into in connection with the Purchase Agreement is hereby amended so that the term "Registrable Securities" includes in the calculation thereof the Additional Underlying Shares.

         3. Representations and Warranties of the Company. Each Company hereby makes to each Purchaser the following representations and warranties:

               (a) Authorization; Enforcement. Each Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by such Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of such Company enforceable against such Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

               (b) No Conflicts. The execution, delivery and performance of this Agreement by such Company and the consummation by such Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of such Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of such Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit

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         facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of such Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Company is subject (including federal and state securities laws and regulations), or by which any property or asset of such Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

               (c) Issuance of the Additional Debentures. The Additional Debentures and Additional Warrants are duly authorized and, upon the execution of this Agreement by a Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Additional Underlying Shares, when issued in accordance with the terms of the Additional Debentures and Additional Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Additional Underlying Shares at least equal to the Required Minimum on the date hereof.

               (d) Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

               (e) Other Events of Default. As of the date of this Agreement, to the knowledge of the Company, no Event of Default other than the Existing Defaults exists that has not been waived.

               (f) Affirmation of Prior Representations and Warranties. The Company hereby represents and warrants to the Purchasers that its representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof.

         4. Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof to the Company as follows:

               (a) Authority. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it

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         in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

               (b) Own Account. Such Purchaser understands that the Additional Debentures and Additional Warrants are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Additional Debenture and Additional Warrants as principal for its own account and not with a view to or for distributing or reselling such Additional Debentures or Additional Warrants or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Additional Debentures and Additional Warrants (this representation and warranty not limiting such Purchaser's right to sell the Additional Underlying Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Additional Debentures and Additional Warrants hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Additional Debentures, Additional Warrants or Additional Underlying Shares.

               (c) Purchaser Status. Such Purchaser is an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

               (d) General Solicitation. Such Purchaser is not purchasing the Additional Debentures or Additional Warrants as a result of any advertisement, article, notice or other communication regarding the Additional Debentures or Additional Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               (e) Affirmation of Prior Representations and Warranties. Such Purchaser hereby represents and warrants to the Company that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

         5. Delivery of Opinion. Concurrently herewith, the Company shall deliver to the Purchasers an opinion of outside counsel regarding this Agreement and the issuanc

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e of the Additional Debentures and Additional Warrants in form and substance reasonably acceptable to the Purchasers.

         6. Public Disclosure. The Company shall, on the Trading Day following the date of payment of the New Subscription Amount, issue a Current Report on Form 8-K, reasonably acceptable to the Purchasers, disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement thereto. The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

         7. Other Purchaser Consent. Each of the Purchasers hereby consents to the execution by the Company of this Agreement and the issuance of the Additional Debentures and Additional Warrants to Bushido.

         8. Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Purchasers under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures, the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

         9. Expenses. The Company agrees to pay to Purchasers upon demand any and all reasonable out-of-pocket costs or expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by Purchasers, in connection with the preparation of this Agreement and related matters.

         10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Purchaser.

         11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

         12. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Purchasers of the then-outstanding Securities. Each Purchaser may assign their

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respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         13. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

         14. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

         15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         16. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         17. Independent Nature of Holders' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]


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         Executed as of February 1, 2006 by the undersigned duly authorized representatives of the Company and Bushido:


CDKNET.COM, INC.


By: /s/ Oleg Logvinov
    -----------------------
    Name: Oleg Logvinov
    Title: CEO

BUSHIDO CAPITAL MASTER FUND, LP
SIGNATURE OF AUTHORIZED SIGNATORY OF BUSHIDO: /s/ Christopher Rossman
                                              -------------------------
Name of Authorized Signatory:  Christopher Rossman
                               --------------------
Title of Authorized Signatory: Managing Director
                               --------------------

As to Section 1(b) and Section 7 only:

GAMMA OPPORTUNITY CAPITAL PARTNERS,  LP CLASS A
 AUTHORIZED SIGNATORY FOR GAMMA CLASS A: /s/ Jonathan P. Knight
                                         ------------------------
Name of Authorized Signatory:  Jonathan P. Knight
                               ----------------------
Title of Authorized Signatory: President
                               ----------------------

GAMMA OPPORTUNITY CAPITAL PARTNERS,  LP CLASS B
AUTHORIZED SIGNATORY FOR GAMMA CLASS B: /s/ Jonathan P. Knight
                                        ------------------------
Name of Authorized Signatory:  Jonathan P. Knight
                               ----------------------
Title of Authorized Signatory: President
                               ----------------------


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                                     ANNEX A

ACCOUNT NAME: SOMMER & SCHNEIDER, LLP
              ATTORNEY ESCROW ACCOUNT - IOLA

BANK:         Bank of New York
              35 Jericho Turnpike
              Jericho, NY 11753
              (516) 333-6911


ACCOUNT NO.:  6902 089606

ABA NO.:      021000018



PLEASE BE CERTAIN TO IDENTIFY THE TRANSACTION TO WHICH THE FUNDS RELATE AND THE SENDER IN THE DETAILS OF PAYMENT FIELD.


FOR INTERNATIONAL WIRES, PLEASE USE SWIFT NUMBER IRVTUS3N.
























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                                     ANNEX B
                                     -------

1. Grid Note due October 15, 2005 and held by Steven A. Horowitz in the aggregate amount of $51,912.13, $25,956.07 of which is being converted @ $0.67 per share and $25,956.07 of which is being paid from the proceeds of the Additional Debentures.

2. 6% Convertible Note due October 15, 2005 held by Steven A. Horowitz in the aggregate amount of $108,166.67, $54,083.33 of which is being converted @ $0.67 per share and $54,083.33 of which is being paid from the proceeds of the Additional Debentures.

3. 6% Convertible Note due October 15, 2005 held by Stortford Holdings Limited in the aggregate amount of $54,041.67, $27,020.83 of which is being converted @ $0.67 per share and $27,020.83 of which is being paid from the proceeds of the Additional Debentures

4. 10% Convertible Extendable Note due June 8, 2005 held by Bruges Realty Corp. Charitable Remainder Trust U/A/D 5/31/01 in the aggregate amount of $103,393.90, $51,696.95 of which is being converted @ $0.67 per share and $51,696.95 of which is being paid from the proceeds of the Additional Debentures.

5. 10% Convertible Extendable Note due June 8, 2005 held by Beaufort Ventures Ltd. in the aggregate amount of $258,484.75, $129,242.38 of which is being converted @ $0.67 per share and $129,242.38 of which is being paid from the proceeds of the Additional Debentures.

6. 10% Convertible Extendable Note due June 8, 2005 held by Albert J. Barboni in the aggregate amount of $20,678.78 which is being paid from the proceeds of the Additional Debentures.

7. 10% Convertible Extendable Note due June 8, 2005 held by John A. Martell in the aggregate amount of $41,357.56 which is being paid from the proceeds of the Additional Debentures.

8. 10% Convertible Extendable Note due June 8, 2005 held by Frederick B. Epstein in the aggregate amount of $25,848.48 which is being paid from the proceeds of the Additional Debentures.

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                                     ANNEX C
                                     -------



None.





























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